SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 1999

                                  CWMBS, INC.

                                  (Depositor)

 (Issuer in respect of Bear Stearns Mortgage Securities Trust 1998-3, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)
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Item 5.  Other Events

                                  CWMBS, INC.
                 Bear Stearns Mortgage Securities Trust 1998-3
               Mortgage Pass-Through Certificates, Series 1998-3

On December 25, 1999, The Bank of New York, as Trustee for CWMBS, INC., Bear Stearns Mortgage Securities Trust 1998-3 Mortgage Pass-Through Certificates, Series 1998-3, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1998, among CWMBS, INC. as Depositor, BEAR STEARNS MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWMBS, INC., Bear Stearns Mortgage Securities Trust 1998-3 Mortgage Pass-Through Certificates, Series 1998-3 relating to the distribution date of December 25, 1999 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 1998.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 1999


                                  CWMBS, INC.


                          By: /s/ Kelly A. Sheahan
                              ------------------------------
                          Name:   Kelly A. Sheahan
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee



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                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 1999